Exhibit 10.2

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

(BR Hunters Creek, LLC and BR Metrowest, LLC)

THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (this “Assignment”) is effective as of September 15, 2017, by and between BLUEROCK REAL ESTATE, LLC, a Delaware limited liability company (“Assignor”); BR HUNTERS CREEK, LLC (the “Hunters Creek Assignee”); and BR METROWEST, LLC (the “Metrowest Assignee,” and together with the Hunters Creek Assignee, “Assignees”), each a Delaware limited liability company.

RECITALS:

1.         Assignor entered into that certain Purchase and Sale Agreement dated as of September 7, 2017 (as from time to time amended, the “Purchase Agreement”) with CH REALTY VII – CARROLL MF ORLANDO HUNTER’S CREEK, L.L.C., a Delaware limited liability company, and CH REALTY VII – CARROLL MF ORLANDO METROWEST, L.L.C, a Delaware limited liability company (collectively, “Seller”), with respect to (i) the Hunter’s Creek Property; and (ii) the Metrowest Property, all as more particularly described in the Purchase Agreement.

2.         Seller and Assignor have agreed to allocate the Purchase Price under the Purchase Agreement between the Hunter’s Creek Property and the Metrowest Property as $97,500,000 and $86,000,000, respectively.

3.         Assignor has the right to assign all its right, title, and interest in, to, and under the Purchase Agreement with respect to the Hunter’s Creek Property to the Hunters Creek Assignee, and with respect to the Metrowest Property to the Metrowest Assignee. Each of the Assignees are affiliates of Assignor.

4.         Assignor now desires to assign all its right, title, and interest as “Purchaser” under the Purchase Agreement with respect to the Hunters Creek Property to the Hunters Creek Assignee, and with respect to the Metrowest Property to the Metrowest Assignee, and each of the Hunters Creek Assignee and the Metrowest Assignee desires to assume all of Assignor’s right, title, and interests as Purchaser under the Purchase Agreement with respect to the Hunter’s Creek Property and the Metrowest Property, respectively.

5.         All capitalized terms used in this Assignment but not otherwise defined shall have their same meanings as set forth in the Purchase Agreement.

ASSIGNMENT:

NOW THEREFORE, in consideration of the mutual covenants contained in this Assignment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.         Incorporation of Recitals. The foregoing Recitals are incorporated herein and by this reference made a part hereof. All capitalized terms set forth herein shall have the meanings ascribed to such terms in the Purchase Agreement unless otherwise defined herein.

2.         Transfer and Assignment. Assignor hereby sells, transfers, assigns, delivers and conveys to each of the Assignees, and their respective successors and assigns, and each of the Assignees hereby accepts from Assignor, all right, title and interest of Assignor in, to and under the Purchase Agreement, as follows:

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Property	Assignee

Hunter’s Creek Property	BR HUNTERS CREEK, LLC

Metrowest Property	BR METROWEST, LLC

3.         Assignment and Indemnification. Assignor agrees to indemnify, defend and hold each of the Assignees harmless with respect to all claims accruing under the Purchase Agreement with respect to (and solely with respect to) the Hunter’s Creek Property and the Metrowest Property, respectively. Each Assignee agrees to indemnify, defend and hold Assignor harmless with respect to all claims accruing under the Purchase Agreement with respect to (and solely with respect to) in the case of BR Hunters Creek, LLC, the Hunter’s Creek Property, and in the case of BR Metrowest, LLC, the Metrowest Property.

4.         Governing Law. This Assignment shall be construed and enforced in accordance with and governed by the same law that governs the Purchase Agreement, without regard to the principles of conflicts of law.

5.         Binding Effect. This Assignment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto.

6.         Counterparts. This Assignment may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement. Signatures to this Assignment transmitted by facsimile or electronic mail shall be treated as originals in all respects.

[Signatures appear on the following page]

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ASSIGNOR:	BLUEROCK REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Jordan Ruddy
Name:	Jordan Ruddy
Title:	President

HUNTERS CREEK ASSIGNEE:	BR HUNTERS CREEK, LLC,
a Delaware limited liability company

By:	/s/ Michael Konig
Name:	Michael Konig
Title:	Authorized Signatory

METROWEST ASSIGNEE:	BR METROWEST, LLC,
a Delaware limited liability company

By:	/s/ Michael Konig
Name:	Michael Konig
Title:	Authorized Signatory

Signature page for Assignment and Assumption of Contract of Sale